EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit         Description of Document
Number

EX-99.B1a      Articles of Incorporation of Twentieth Century World Investors,
               Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No.
               33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B1b      Articles Supplementary of Twentieth Century World Investors,
               Inc., dated November 8, 1993 (filed as a part of Post-Effective
               Amendment No. 6 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B1c      Articles Supplementary of Twentieth Century World Investors,
               Inc., dated April 24, 1995 (filed as a part of Post-Effective
               Amendment No. 6 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B1d      Articles Supplementary of Twentieth Century World Investors,
               Inc., dated March 11, 1996 (filed as a part of Post-Effective
               Amendment No. 7 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B1e      Articles of Amendment of Twentieth Century World Investors, Inc.
               dated December 2, 1996 is included herein.

EX-99.B1f      Articles Supplementary of American Century World Mutual Funds,
               Inc. dated December 2, 1996 is included herein.

EX-99.B2 By-Laws of Twentieth Century World Investors, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B4 Specimen Certificate representing shares of common stock of American Century World Mutual Funds, Inc. is included herein.

EX-99.B5a      Form of Investment Management Agreement between Twentieth Century
               World Investors, Inc. and Investors Research Corporation. (filed as a part of Post-Effective Amendment No. 6 to the Registration
               Statement on Form N-1A of the Registrant, File No. 33-39242, and incorporated herein by reference).

EX-99.B5b      Addendum to Management Agreement between Twentieth Century World
               Investors, Inc. and Investors Research Corporation dated
               September 1, 1996 (filed as a part of Post-Effective Amendment
               No. 7 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B5c      Management Agreement-Advisor Class between Twentieth Century
               World Investors, Inc. and Investors Research Corporation dated
               September 1, 1996 (filed as a part of Post-Effective Amendment
               No. 7 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B5d      Management Agreement-Services Class between Twentieth Century
               World Investors, Inc. and Investors Research Corporation dated
               September 1, 1996 (filed as a part of Post-Effective Amendment
               No. 7 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B5e      Management Agreement-Institutional Class between Twentieth
               Century World Investors, Inc. and Investors Research Corporation dated September 1, 1996 (filed as a part of Post-Effective
               Amendment No. 7 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B6 Distribution Agreement between TCI Portfolios, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Strategic Asset Allocations, Inc., Twentieth Century World Investors, Inc. and Twentieth Century Securities, Inc. dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B8a      Custody Agreement by and between Twentieth Century World
               Investors, Inc. and UMB Bank, N.A. (filed as a part of
               Post-Effective Amendment No. 6 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-39242, filed March 29,
               1996 and incorporated herein by reference).

EX-99.B8b      Amendment No. 1 to Custody Agreement by and between Twentieth
               Century World Investors, Inc. and UMB Bank, N.A., dated January
               25, 1996 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File
               No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B8c      Master Agreement by and between Twentieth Century Services, Inc.
               and Commerce Bank, N. A. dated January 22, 1997 (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No.
               2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.B8d      Global Custody Agreement between The Chase Manhattan Bank and the
               Twentieth Century and Benham Funds, dated August 9, 1996 (filed as a part of Post-Effective Amendment No. 31 to the Registration
               Statement on Form N-1A of American Century Government Income
               Trust, File No. 2-99222, filed February 7, 1997, and incorporated herein by reference).

EX-99.B8e      Custodian Agreement for ACH transactions, dated September 21,
               1994 between Twentieth Century World Investors, Inc. and United
               Missouri Bank of Kansas City, N. A. is included herein.

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1992, by and between Twentieth Century World Investors, Inc. and Twentieth Century Services, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B10      Opinion and consent of David H. Reinmiller, Esq.

EX-99.B11a     Consent of Baird, Kurtz & Dobson.

EX-99.B11b     Consent of Ernst & Young LLP.

EX-99.B12a     Annual Report of the Registrant dated November 30, 1996 (filed
               January 29, 1997, File No. 33-39242, and incorporated herein by reference).

EX-99.B14      Model Retirement Plans (filed as Exhibits 14a-d to Pre-Effective
               Amendment No. 4 to the Registration Statement on Form N-1A, File
               No. 33-39242, and incorporated herein by reference).

EX-99.B15a     Master Distribution and Shareholder Services Plan of Twentieth
               Century Capital Portfolios, Inc., Twentieth Century Investors,
               Inc., Twentieth Century Strategic Asset Allocations, Inc. and
               Twentieth Century World Investors, Inc. (Advisor Class) dated
               September 3, 1996 (filed as a part of Post-Effective Amendment
               No. 7 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B15b     Shareholder Services Plan of Twentieth Century Capital
               Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
               Century Strategic Asset Allocations, Inc. and Twentieth Century
               World Investors, Inc. (Service Class) dated September 3, 1996
               (filed as a part of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant, File No.
               33-39242, filed June 13, 1996 and incorporated herein by reference).

EX-99.B16      Schedule of Computation for Performance Advertising Quotations

EX-99.B17      Power of Attorney dated February 15, 1997 is included herein.

EX-99.B18      Multiple Class Plan of Twentieth Century Capital Portfolios,
               Inc., Twentieth Century Investors, Inc., Twentieth Century
               Strategic Asset Allocations, Inc. and Twentieth Century World
               Investors, Inc. dated September 3, 1996 (filed as a part of
               Post-Effective Amendment No. 7 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-39242, filed June 13,
               1996 and incorporated herein by reference).

EX-27.1.1      Financial Data Schedule for American Century International Growth
               Fund.

EX-27.1.2      Financial Data Schedule for American Century International
               Discovery Fund.